United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 7, 2026

Date of Report (Date of earliest event reported)

Vernal Capital Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43269	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Fifth Avenue, Suite #1845

New York, NY 10001

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +65 9328 8727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right entitling the holder to receive one-fourth (1/4) of one ordinary share	VECAU	The New York Stock Exchange
Ordinary Shares, par value $0.0001 per share	VECA	The New York Stock Exchange
Rights, each right entitling the holder to receive one-fourth (1/4) of one ordinary share	VECAR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2026, on May 7, 2026, Vernal Capital Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one right entitling the holder to receive one-fourth (1/4) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $100,000,000.

Simultaneously with the closing of the IPO, pursuant to the Private Units Purchase Agreement, the Company completed the private placement of an aggregate of 251,250 units (the “Private Units”) to its sponsors, Vernal One Limited and Xesse Ventures Limited, at $10.00 per Private Unit, each Private Unit consisting of one Ordinary Share and one right entitling the holder to receive one-fourth (1/4) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Private Units are identical to the Units sold in the IPO, except as otherwise disclosed in the registration statement for the IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Of the net proceeds of the IPO and the sale of the Private Units, $100,500,000 has been deposited into a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, for the benefit of the Company’s public shareholders.

An audited balance sheet as of May 7, 2026 reflecting receipt of the proceeds from the IPO and the sale of the Private Units has been issued by the Company and is included with the report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet dated May 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2026

VERNAL CAPITAL ACQUISITION CORP.

By:	/s/ Jun Du
Name:	Jun Du
Title:	Chief Executive Officer

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